1 First Quarter 2025 Earnings Conference Call April 22, 2025

1 Statements in this presentation which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), and Peoples’ earnings release for the quarter ended March 31, 2025 (the “First Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on April 22, 2025, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its quarterly report on Form 10-Q for the quarter ended March 31, 2025 (the “First Quarter Form 10-Q”) with the SEC on or about May 2, 2025. As required by U.S. generally excepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its March 31, 2025, consolidated financial statements as part of its First Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and/or to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section “Risk Factors” in Part I, Item 1A and in the First Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Safe Harbor Statement

2 This presentation contains financial information and performance measures determined by methods other than those in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Management uses these “non-US GAAP” financial measures in its analysis of Peoples’ performance and the efficiency of its operations. Management believes that these non-US GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and peers. These disclosures should not be viewed as substitutes for financial measures determined in accordance with US GAAP, nor are they necessarily comparable to non-US GAAP performance measures that may be presented by other companies. A reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is included under the caption “Non-US GAAP Financial Measures (Unaudited)” at the end of the First Quarter Earnings Release. Use of Non-US GAAP Financial Measures

3 • Annualized loan growth of over 4% • Key credit quality metrics improved • Deposit balances increased 2%, driven by higher money markets and governmental balances, while also reducing brokered CDs by $96 million • Book value per share grew 2%, while tangible book value per share increased 4%, to $31.90 and $20.68, respectively • Tangible equity to tangible assets improved 33 basis points to 8.34% • We announced an increase to our quarterly dividend rate for the tenth consecutive year Net income was $24.3 million, or $0.68 of diluted earnings per share (“EPS”) – Impacted by one-time annual costs of $0.05 – For more information, please reference slide 9 – Net interest income declined 1% and net interest margin compressed 3 basis points – Excluding accretion income, net interest income improved and net interest margin expanded 3 basis points – Fee-based income growth of 2% – Non-interest expenses increased slightly, but excluding one-time annual costs would have declined First Quarter 2025 Financial Highlights

4 Loans Balances by Segment (As of Most Recent Quarter-End) 29% 12% 23% 10% 21% 5% Consumer loans Owner occupied commercial real estate Non-owner occupied commercial real estate Specialty finance Commercial and industrial Construction Loan Balances and Yields (Dollars in billions) $1.76 $1.69 $1.59 $1.56 $1.51 $4.45 $4.64 $4.69 $4.80 $4.92 7.15% 7.16% 7.27% 7.01% 6.77% Acquired loans and leases Originated loans and leases Quarterly loan yield 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 – Total loan balances grew 4% annualized compared to December 31, 2024 – At March 31, 2025, 47% of loans were fixed rate, with the remaining 53% at a variable rate Loans

5 North Star Leasing 1.54% 1.65% 1.32% 4.08% 6.95% 13.35% 11.97% 14.43% 14.49% 14.69% 14.35% 13.99% 14.24% 13.80% Net Charge-Off Rate Net Yield 2022 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 – While our North Star Leasing business has experienced higher net charge-off levels, the risk-adjusted return is still within our appetite, and also provides a diversified revenue stream – As anticipated, the net charge-off rate began to decline during the first quarter of 2025 – The historical average net charge-off rate for North Star Leasing in 2019 and prior years was between 4% and 5%, and we believe stimulus funds contributed to a lower net charge- off rate in 2022 and 2023 – The North Star portfolio origination yield (before accounting adjustments) is around 20% – The return on assets for North Star Leasing for the full year of 2024 and 2023 was over 6% – North Star Leasing balances comprised only 3% of the total loan portfolio at March 31, 2025 North Star Leasing North Star Leasing by Segment (As of Most Recent Quarter-End) 21% 13% 10% 9%8% 6% 33% Restaurant Titled - Vocational TItled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other

6 Asset Quality Metrics 4.14% 3.79% 3.79% 3.80% 3.53% 2.38% 1.90% 2.12% 2.03% 1.93% 1.05% 1.05% 1.06% 1.00% 1.01% 0.50% 0.53% 0.76% 0.53% 0.50% Criticized loans as a % of total loans Classified loans as a % of total loans Allowance for credit losses as a % of total loans Nonperforming assets as a % of total assets 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Key asset quality metrics improved during the first quarter of 2025 – Our annualized net charge-off rate declined to 52 basis points compared to 61 basis points for the fourth quarter of 2024 – Nonperforming assets declined mostly due to lower levels of loans 90 days or more past due and accruing – Criticized loans declined $14 million compared to year-end, while classified loans were down $5 million – As of March 31, 2025, 98.5% of our loan portfolio was considered “current” – Excluding the recent net charge-offs from our small- ticket leasing business, our core credit quality performance remains positive Asset Quality

7 Net interest income declined 1% compared to the linked quarter, and was attributable to lower accretion income – Accretion income declined $1.4 million – Accretion income added 17 basis points to net interest margin, compared to 23 basis points for the linked quarter – Excluding accretion income, net interest income grew, and net interest margin expanded 3 basis points Net Interest Income (Dollars in Thousands) $86,640 $86,536 $85,255 1Q 2024 4Q 2024 1Q 2025 Quarterly Net Interest Margin ("NIM") 4.54% 4.70% 4.44% 4.26% 4.18% 4.27% 4.15% 4.12% 0.24% 0.52% 0.47% 0.32% 0.28% 0.39% 0.23% 0.17% Net interest margin Accretion impact 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Accretion Income (Dollars in Thousands) $6,499 $4,856 $3,481 1Q 2024 4Q 2024 1Q 2025 Net Interest Income

8 Non-interest income, excluding gains and losses, grew 2% compared to the linked quarter – Performance-based insurance commissions that are recognized annually in the first quarter of each year totaled $1.5 million – This growth was partially offset by lower commercial loan swap fees, deposit account service charges and electronic banking income – The fourth quarter of 2024 was impacted by a $1.2 million loss recorded on an other real estate owned property Non-Interest Income (Dollars in Thousands) $25,779 $25,089 $27,099 1Q 2024 4Q 2024 1Q 2025 Non-Interest Income

9 – Non-interest expense was relatively flat compared to the linked quarter – Impacted by one-time costs recognized in the first quarter of each year – Stock-based compensation expense related to the annual forfeiture rate true-up on stock vested during the first quarter, along with up-front expense on stock grants to certain retirement-eligible employees totaling $1.3 million – Employer contributions to health savings accounts totaling $724,000 Non-Interest Expense (Dollars in Thousands) $68,465 $70,503 $70,787 1Q 2024 4Q 2024 1Q 2025 Efficiency Ratio 58.1% 59.6% 60.7% 1Q 2024 4Q 2024 1Q 2025 Non-Interest Expense

10 Deposit Balances by Segment (As of Most Recent Quarter-End) 20% 14% 25% 12% 11% 12% 6% Non-interest-bearing deposits Interest-bearing demand accounts Retail certificates of deposit Money market deposit accounts Governmental deposit accounts Savings accounts Brokered deposits Deposit Balances and Costs (Dollars in billions) $1.47 $1.47 $1.45 $1.51 $1.53 $5.86 $5.83 $6.03 $6.08 $6.21 1.85% 1.94% 2.01% 2.01% 2.01% Non-interest-bearing deposits Interest-bearing deposits Quarterly deposit cost 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 First quarter 2025 deposits increased $241 million, or 3%, compared to the linked quarter, excluding brokered CDs – Growth in money markets, governmental deposits (related to seasonal influx) and retail CDs contributed most of the growth – Our brokered CDs declined $96 million, and are used as a lower-cost funding source as compared to Federal Home Loan Bank advances At March 31, 2025, 76% of our deposits were to retail customers (comprised of consumers and small businesses), while the remaining 24% were to commercial customers – Our average retail customer deposit relationship was $26,000 at quarter-end, while our median was around $2,900 Deposits

11 Capital Metrics 11.69% 11.74% 11.80% 11.95% 12.09% 12.14% 12.18% 12.24% 12.39% 12.53% 13.40% 13.44% 13.42% 13.58% 13.78% 9.16% 9.29% 9.59% 9.73% 9.81% 7.37% 7.61% 8.25% 8.01% 8.34% Common equity tier 1 capital ratio Tier 1 risk-based capital ratio Total risk-based capital ratio Leverage ratio Tangible equity to tangible assets 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Our regulatory capital ratios improved compared to year-end, as earnings outpaced dividends Our tangible equity to tangible assets improved due primarily to a reduction in accumulated other comprehensive losses compared to December 31, 2024 Capital

12 A high level look at our expectations for 2025: Operating Leverage – Generating positive operating leverage for 2025, compared to 2024 Net Interest Income – Assuming a 25 basis point rate reduction by the Federal Reserve in mid-2025, and another 25 basis point reduction during the fourth quarter, we anticipate our full year net interest margin to be between 4.00% and 4.20% – We are positioned so that declines in interest rates have a minor impact to our net interest margin, and timing of the rate reductions has little impact to our projections for 2025 Non-Interest Income Excluding Gains and Losses – Growth in the mid single digits compared to 2024 results Non-Interest Expense – Quarterly core non-interest expense of between $69 to $71 million for the second, third and fourth quarters of 2025 Loans/Asset Quality – Loan growth will be between 4% and 6% for the full year of 2025, compared to 2024 – Provision for credit losses is expected to be at a similar quarterly run rate compared to 2024, excluding any negative impacts to our forecasts 2025 Outlook